UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------


                                    FORM 8-K/A
                                  Amendment No. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2005



                                UC HUB GROUP INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            001-15665                                88-0389393
     (Commission File Number)              (IRS Employer Identification No.)

10390 COMMERCE CENTER DRIVE, SUITE 250
    RANCHO CUCAMONGA, CALIFORNIA                        91730
    (principal executive offices)                    (Zip Code)


                                 (909) 945-8563
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

     On December 9, 2005, UC Hub Group, Inc. (the "Registrant") dismissed its Independent auditor, Russell Bedford Stefanou Mirchandani LLP, Certified Public Accountants ("Russell Bedford Stefanou Mirchandani"). The decision to dismiss Russell Bedford Stefanou Mirchandani as the Company's independent registered public accounting firm was approved by the Company's Board of Directors on December 9, 2005.

     The report of Russell Bedford Stefanou Mirchandani on the Registrant's consolidated financial statements for the year ended July 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle; however, the audit reports for the years ended July 31, 2004 and 2003 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

     During the years ended July 31, 2004 and 2003, and through December 9, 2005, the Registrant has not had any disagreements with Russell Bedford Stefanou Mirchandani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Russell Bedford Stefanou Mirchandani, would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such year.

New independent registered public accounting firm

     On December 9, 2005, the Registrant engaged Lawerence Scharfman & Co. as the Registrant's independent accountants to report on the Registrant's balance sheet as of July 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Lawerence Scharfman & Co. was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Lawerence Scharfman & Co., neither the Registrant nor anyone on the Registrant's behalf consulted with Lawerence Scharfman & Co. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided Russell Bedford Stefanou Mirchandani with a copy of this Current Report before its filing with the Commission. The Registrant has requested Russell Bedford Stefanou Mirchandani to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in this Current Report and, if not, stating the respects in which they do not agree. The Registrant has filed
Russell Bedford Stefanou Mirchandani's letter as an Exhibit to this Current Report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------

     16.1 Letter from Russell Bedford Stefanou Mirchandani regarding disclosures made in this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  December 21, 2005.


                                         UC HUB GROUP, INC.



                                         By /s/Larry  Wilcox
                                           -------------------------------------
                                           Larry Wilcox, Chief Executive Officer